UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2016

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT

MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant: 333-113579-02	Commission File Number of Depositor/Registrant: 333-113579-01

Central Index Key Number of Depositor/Registrant: 0001283434	Central Index Key Number of Depositor/Registrant: 0001283435

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)	(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	20-0942395	Delaware	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

4315 South 2700 West, Room 3020-3 Mail Stop 02-01-03 Salt Lake City, Utah 84184 (801) 945-5648	4315 South 2700 West, Room 1100 Mail Stop 02-01-46 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrants’ Principal Executive Offices)

N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number of Sponsor: 0000949348	Central Index Key Number of Sponsor: 0001647722

AMERICAN EXPRESS CENTURION BANK	AMERICAN EXPRESS BANK, FSB
(Exact Name of Sponsor as Specified in its Charter)	(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On October 3, 2012, the American Express Credit Account Master Trust (the “Trust”) issued its (i) Class A Series 2012-A Variable Funding Floating Rate Asset Backed Certificates (the “Class A Certificates”), (ii) Class B Series 2012-A Variable Funding Floating Rate Asset Backed Certificates (the “Class B Certificates”) and (iii) Collateral Interest, Series 2012-A (the “Collateral Interest”) pursuant to its Series 2012-A Supplement, dated as of October 3, 2012 (as amended, restated and otherwise modified from time to time, the “Series 2012-A Supplement”), to the Pooling and Servicing Agreement relating to the Trust. The Class A Certificates are held by certain parties who have agreed to fund, from time to time at the request of the transferors to the Trust, the unfunded amount under the Class A Certificates up to the maximum invested amount thereof, subject to the terms and conditions of the Class A Certificates, the Series 2012-A Supplement and a purchase agreement among the transferors to the Trust, the holders of the Class A Certificates and certain other parties. The Class A Certificates, the Class B Certificates and the Collateral Interest currently have maximum invested amounts of $2,000,000,000, $107,143,000 and $273,810,000, respectively.

On September 12, 2016, the Trust amended the Series 2012-A Supplement with the Second Amendment to Amended and Restated Series 2012-A Supplement, dated as of September 12, 2016 (the “Amendment”). Pursuant to the Amendment, the period during which the holders are required to fund the Class A Certificates has been extended to September 17, 2018 (as may be further extended).

The transferors to the Trust use the Class A Certificates as a source of funding in the ordinary course.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By:	/s/ Denise D. Roberts

Name:	Denise D. Roberts
Title:	President

American Express Receivables Financing Corporation IV LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By:	/s/ Denise D. Roberts

Name:	Denise D. Roberts
Title:	President

Date: September 16, 2016